SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 25, 2001

                                      CBSS

                                  (Depositor)

  (Issuer in respect of C-Bass Mortgage Loan Asset-Backed Certificates, Series

                (Exact name of registrant as specified in charter)

Delaware                      33-63714                      95-4449516
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



, , N/A                                                     91110-7137
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: (818)-304-4428

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

                                      CBSS
                 C-Bass Mortgage Loan Asset-Backed Certificates
                                Series 1999-CB5

On May 25, 2001, The Bank of New York, as Trustee for CBSS, C-Bass Mortgage Loan Asset-Backed Certificates Series 1999-CB5, made a monthly distribution to Certificate holders of principal and/or interest pursuant to the Pooling and Servicing Agreement, dated as of November 1, 1999, among CBSS as Depositor, C-BASS, LLC, Seller and Master Servicer and The Bank of New York, as Trustee.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99 Report to Holders of CBSS, C-Bass Mortgage Loan Asset-Backed Certificates Series 1999-CB5 relating to the distribution date of May 25, 2001 prepared by The Bank of New York, as Trustee under the Pooling and Servicing Agreement dated as of November 1, 1999.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 25, 2001


                                      CBSS


                          By: /s/ Glenn Mitchell
                              ------------------------------
                          Name:   Glenn Mitchell
                                  Assistant Treasurer
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated May 25, 2001


                             Payment Date: 05/25/01


          ------------------------------------------------------------
                                  C-BASS, LLC
        C-Bass Mortgage Loan Asset-Backed Certificates, Series 1999-CB5
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  A1         95,795,679.87    7.470000%     2,275,322.19    596,328.11    2,871,650.30       0.00       0.00
                        A2         41,972,054.29    4.956250%     1,016,996.88    173,353.33    1,190,350.21       0.00       0.00
                        X                   0.00    0.000000%             0.00          0.00            0.00       0.00       0.00
Residual                R                   0.00    0.000000%             0.00          0.00            0.00       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             BB         13,543,040.62    8.000000%       103,828.15     90,286.94      194,115.09       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        151,310,774.78     -            3,396,147.23    859,968.37    4,256,115.60     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          A1         93,520,357.68              0.00
                                A2         40,955,057.41              0.00
                                X                   0.00              0.00
Residual                        R                   0.00              0.00
--------------------------------------------------------------------------------
Subordinate                     BB         13,439,212.47              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        147,914,627.55     -
--------------------------------------------------------------------------------

                             Payment Date: 05/25/01


          ------------------------------------------------------------
                                  C-BASS, LLC
        C-Bass Mortgage Loan Asset-Backed Certificates, Series 1999-CB5
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     A1     95,795,679.87     7.470000% 124860CP0    18.876233      4.947180    775.851448
                           A2     41,972,054.29     4.956250% 124860CQ8    17.360821      2.959258    699.130376
                           X               0.00     0.000000% NA            0.000000      0.000000      0.000000
Residual                   R               0.00     0.000000% NA            0.000000      0.000000      0.000000
------------------------------------------------------------------------------------------------------------------------
Subordinate                BB     13,543,040.62     8.000000% NA            6.530073      5.678424    845.233488
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     151,310,774.78       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
                                  C-BASS, LLC
        C-Bass Mortgage Loan Asset-Backed Certificates, Series 1999-CB5
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

                                                            Total
                                                            -----
Prin balance       100,535,829.20    45,738,997.82   146,274,827.02
Loan count                   1385              329             1714
Avg loan rate           9.481598%       10.141430%             9.69
Prepay amount        1,824,038.83       942,758.09     2,766,796.92

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

                                                            Total
                                                            -----
Master serv fees        56,908.15        20,421.98        77,330.13
Sub servicer fees            0.00             0.00             0.00
Trustee fees             1,070.84           487.04         1,557.88


Agg advances                  N/A              N/A              N/A
Adv this period              0.00             0.00             0.00

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                                            Total
                                                            -----
Realized losses         89,003.80        29,876.04       118,879.84
Cumulative losses      522,498.67       470,500.03       992,998.70

Coverage Amounts                                            Total
----------------                                            -----
Bankruptcy                   0.00             0.00             0.00
Fraud                1,275,540.28       633,634.49     1,909,174.77
Special Hazard               0.00             0.00             0.00


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           91.112040%           100.000000%            137,767,734.16
   -----------------------------------------------------------------------------
   Junior            8.887960%             0.000000%             13,439,212.47
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                          99                 7,062,639.74
60 to 89 days                          29                 2,764,899.98
90 or more                            351                24,768,405.03
Foreclosure                            80                 5,759,614.53

Totals:                               559                40,355,559.28
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                              2,237,039.94
Current Total Outstanding Number of Loans:                                33

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount            4,256,115.60          4,256,115.60
Principal remittance amount            3,396,147.23          3,396,147.23
Interest remittance amount               859,968.37            859,968.37